THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account E
The American Legacy®

Lincoln National Variable Annuity Account H
American Legacy® Product Suite

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Product Suite

Supplement dated December 7, 2012, to the Prospectus dated May 1, 2012

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

American Funds Global Discovery FundSM. The American Funds Insurance Series (“AFIS”) has informed us of the pending merger of the American Funds Global Discovery FundSM with the American Funds Global Growth Fund. AFIS anticipates that this merger will take effect in May of 2013, but reserves the right to delay the closing. At the time of the merger, contractowners of units of the American Funds Global Discovery FundSM subaccount will automatically receive a proportionate number of units of the American Funds Global Growth Fund based on the unit value of each fund at the time of the merger. Going forward, the American Funds Global Discovery FundSM subaccount will no longer be an investment option in your contract.

We will notify you of the effective date of the merger at least 45 days in advance.  After that time, you will be able to transfer contract value from the American Funds Global Discovery FundSM subaccount to any other subaccount under the contract without any fees or charges and without the transfer counting as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers.

For complete details relating to this fund change, please refer to each fund’s prospectus, as supplemented.

Please retain this Supplement for future reference.